SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

August 30, 2001

(Date of earliest event reported)

ALABAMA GAS CORPORATION

(Exact name of registrant as specified in its charter)

Alabama

(State or other jurisdiction of incorporation)

2-38960 63-0022000

(Commission File No.) (IRS Employer Identification No.)

605 Richard Arrington Jr. Blvd. North

Birmingham, Alabama 35203-2707

(Address of principal executive offices) (Zip Code)

(205) 326-8100

(Registrant's telephone number, including area code)

Item 5. Other Events.

On August 30, 2001, Alabama Gas Corporation, an Alabama corporation (the "Registrant"), formally established two series of notes under Officers' Certificates pursuant to Section 301 of that certain Indenture with the Bank of New York, as Trustee, dated November 1, 1993 (the "Indenture"). The aggregate principal amount of notes to be offered was $75,000,000, $40,000,000 aggregate principal amount of 6.25% Notes due September 1, 2016 and $35,000,000 aggregate principal amount of 6.75% Notes due September 1, 2031 (collectively, the "Notes"). The closing of the offering of the Notes took place on August 30, 2001. The Registrant had previously filed a registration statement on Form S-3, registration number 333-67672, with the Securities and Exchange Commission on August 16, 2001, and filed a prospectus pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended, on August 27, 2001 which specified all of the terms of the Notes. Copies of the Officers' Certificates and Forms of Note for each series of Notes are attached as Exhibits 4.01 and 4.02 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit

Number Description

4.01 Officers' Certificate Pursuant to Section 301 of the Indenture - 6.25% Notes due September 1, 2016 with attached Form of Note.

4.02 Officers' Certificate Pursuant to Section 301 of the Indenture - 6.75% Notes due September 1, 2031 with attached Form of Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALABAMA GAS CORPORATION

(Registrant)

Date: September 26, 2001 By G. C. KETCHAM

G. C. KETCHAM

Its Executive Vice President, CHIef

Financial Officer andTreasurer

EXHIBIT INDEX

Sequentially

Exhibit Numbered

Number Description Page

    Officers' Certificate Pursuant to Section 301 of the

    Indenture - 6.25% Notes due September 1, 2016 with

    attached Form of Note.

    Officers' Certificate Pursuant to Section 301 of the

Indenture - 6.75% Notes due September 1, 2031 with

attached Form of Note.

EXHIBIT 4.01

OFFICERS' CERTIFICATE

PURSUANT TO SECTION 301 OF THE INDENTURE

6.25% NOTES DUE SEPTEMBER 1, 2016

We, the undersigned Wm. Michael Warren, Jr. and G. C. Ketcham, Chairman and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer, respectively, of Alabama Gas Corporation (the "Company"), in accordance with Section 301 of the Indenture, dated as of November 1, 1993 (the "Indenture"), of the Company to The Bank of New York (as successor to NationsBank of Georgia, National Association), as trustee (the "Trustee"), and pursuant to the Board Resolution adopted by the Company's Board of Directors on June 23, 2001, do hereby establish a series of debt securities with the following terms and characteristics (capitalized terms used and not defined herein have the meanings specified in the Indenture, and the lettered clauses set forth below correspond to the lettered subsections of Section 301 of the Indenture):

(a) the title of the securities of such series shall be "6.25% Notes due September 1, 2016" (the "Notes");

(b) the aggregate principal amount of Notes which may currently be authenticated and delivered under the Indenture shall be limited to $40,000,000; the form of the Notes shall be in substantially the form attached hereto as Exhibit A which form is hereby authorized and approved;

(c) except as otherwise provided in the form of Note attached hereto with respect to payment at the Stated Maturity Date or any redemption thereof, interest on the Notes shall be payable to the Person or Persons in whose names the Notes are registered at the close of business on the Regular Record Date (as hereinafter defined) for such interest; any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Notes are registered at the close of business on a Special Record Date (as defined in the Indenture) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of the Notes not less than ten (10) nor more than fifteen (15) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture;

(d) the principal of the Notes shall be due and payable on September 1, 2016 (the "Stated Maturity Date"), unless redeemed or otherwise repaid prior to the Stated Maturity Date as provided herein;

(e) the Notes shall bear interest at a fixed rate of 6.25% per year; interest shall accrue on any Note from the Original Issue Date specified in such Note or the most recent date to which interest has been paid or duly provided for, or, if the authentication date of any Note is after any Regular Record Date but before the next succeeding Interest Payment Date, from the next succeeding Interest Payment Date; the Interest Payment Dates for the Notes shall be the first calendar day of each month, with an initial Interest Payment Date of October 1, 2001, and the Regular Record Dates with respect to the Interest Payment Dates shall be the fifteenth calendar day of the month preceding the month in which the applicable Interest Payment Date falls (whether or not a Business Day); and interest shall be calculated on the basis of a 360-day year of twelve 30-day months;

(f) the corporate trust office of The Bank of New York (as successor to NationsBank of Georgia, National Association) in the City of Jacksonville, State of Florida shall be the office or agency of the Company at which the principal of and interest on the Notes shall be payable, at which Notes may be surrendered for registration of transfer and exchange and at which notices and demands to or upon the Company with respect to the Notes and the Indenture may be served;

(g) the Notes shall be redeemable in whole or in part, without premium, from time to time, on or after September 1, 2004 upon not less than 30 nor more than 60 days prior written notice, at the option of the Company, at 100% of the principal amount being redeemed plus any accrued and unpaid interest to the Redemption Date; in the event of redemption of the Notes in part only, a new Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof;

(h) the Company shall be obligated to redeem all or part of any Note upon the request of the representative of a deceased beneficial owner as and to the extent provided therein;

(i) the Notes issued shall be issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000;

(j) the Notes shall be issued in global form and the depositary for Notes issued in global form shall be The Depository Trust Company; interests in Notes issued in global form may not be exchanged, in whole or in part, for the individual securities represented thereby, except that (l) if the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed within 90 days, the Company will issue individual certificated notes in exchange for global notes, (2) if the Company at any time and in its sole discretion determines not to have the Notes represented by one or more global notes, or (3) if there shall have occurred an Event of Default with respect to the Notes, the Company will issue individual certificated notes in exchange for the global notes; owners of beneficial interests in such global notes will not be considered the Holders thereof for any purpose under the Indenture, and no global note representing a Note shall be exchangeable, except for another global note of like denomination and tenor to be registered in the name of the depositary or its nominee or to a successor depositary or its nominee; the rights of Holders of such global notes shall be exercised only through the depositary;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) in addition to the Events of Default listed in the Indenture, the occurrence and continuance of an "event of default" under that certain Insurance Agreement dated as of August 30, 2001 between the Company and Ambac Assurance Corporation (the "Insurer"), as the same may be amended (the "Insurance Agreement"), shall also constitute an Event of Default with respect to the Notes; upon the occurrence and continuation of an "event of default" under the Insurance Agreement, the Insurer may take whatever action at law or in equity that may appear necessary or desirable, including, without limitation, giving notice to the Trustee of the occurrence of such "event of default", or legal action (1) for specific performance of any covenant made by the Company pursuant to the Insurance Agreement, (2) to the extent applicable, to collect the amounts then due and thereafter to become due under the Insurance Agreement, or (3) to enforce performance and observance of any obligation, agreement or covenant under the Insurance Agreement;

(q) not applicable;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of Securities; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange;

(t) if any Interest Payment Date, any Redemption Date or the Stated Maturity Date shall not be a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, to such Business Day;

(u)

i) Satisfaction and Discharge of the Notes:

As an additional condition to the Company satisfying and discharging the Notes pursuant to Section 701 of the Indenture, the Company shall have delivered to the Trustee an opinion of tax counsel that, based upon a change in federal income tax law after the date of issuance of the Notes or a ruling of the Internal Revenue Service, (a) the discharge of the Company's obligations with respect to the Notes will not result in the recognition of income, gain or loss for federal income tax purposes and (b) the Holders of the Notes will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case but for the discharge.

Upon receipt by the Trustee of money or Eligible Obligations, or both, in accordance with Section 701 of the Indenture, together with the documents required by clauses (x), (y) and (z) of such Section 701 and the opinion referred to in the above paragraph, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Note or Notes or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of the Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

ii) Special Insurance Provisions:

a) Consent. Unless otherwise provided herein, the Insurer's consent shall be required, in addition to any consent of the Holders for the following purposes: (1) execution and delivery of any supplemental indenture which effects an amendment, modification or change to the Notes or any amendment, supplement or change to or modification to the Insurer's rights hereunder; (2) removal of the Trustee and selection and appointment of any successor trustee; and (3) initiation or approval of any action that is not described in clause (1) or (2) above but which requires the consent of the Holders of the Notes under the Indenture. Except as prohibited under the Indenture, any provision of this Officers' Certificate expressly recognizing or granting rights in or to the Insurer may not be amended in any manner which affects the rights of the Insurer hereunder without the prior written consent of the Insurer.

b) Reorganization or Insolvency. In the event of any reorganization or liquidation of the Company, the Insurer shall have the right to vote on behalf of all Holders of the Notes absent default by the Insurer under the financial guaranty insurance policy issued by the Insurer insuring the payment when due of the principal of and interest on the Notes (the "Policy").

c) Events of Default and Remedies. Subject to Section 107 of the Indenture, upon the occurrence and continuance of an Event of Default under the Notes, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders or the Trustee for the benefit of the Holders under this Officers' Certificate or under the Indenture, including, without limitation: (1) the right to accelerate the principal of the Notes as provided in Section 802 of the Indenture, and (2) the right to annul any declaration of acceleration, and the Insurer shall also be entitled to approve all waivers of Events of Default; provided, however, that the obligations of the Trustee to comply with any such direction shall be subject to the Insurer's compliance with the conditions set forth in Sections 812 and 903(e) of the Indenture (as if references in those Sections to Holders were references to the Insurer) and the protections provided to the Trustee by Section 901(c)(3) of the Indenture shall be applicable with respect to any direction from the Insurer given pursuant hereto (as if references in said Sections to Holders were references to the Insurer).

d) Notice. While the Policy is in effect, the Company or the Trustee shall furnish to the Insurer (to the attention of the Surveillance Department, unless otherwise indicated):

(1) as soon as practicable after the filing thereof, a copy of any financial statement of the Company and a copy of any audit and annual report of the Company;

(2) such additional information as the Insurer may reasonably request;

(3) a copy of any notice to be given to the Holders of the Notes, including, without limitation, notice of any redemption of or defeasance of the Notes, and any certificate rendered pursuant to this Officers' Certificate or the Indenture relating to the security for the Notes;

and to the attention of the General Counsel's Office:

(1) notice of any failure of the Company to provide relevant notices or certificates relative to the Notes;

(2) notwithstanding any other provision herein, notice if at any time there are insufficient moneys to make any payments of principal and/or interest as required and immediately upon the occurrence of any Event of Default under the Notes.

e) Disclosure and Access. The Company will permit the Insurer to discuss the affairs, finances and accounts of the Company or any information the Insurer may reasonably request regarding the security for the Notes with appropriate officers of the Company and may have access to and make copies of all books and records relating to the Notes at any reasonable time; provided, however, that neither the Insurer nor its employees or agents shall directly or indirectly disclose to any third party or use any such information, books or records for any purpose other than determining the security of the Notes.

f) Application of the Term "Outstanding". In the event that the principal and/or interest due on the Notes shall be paid by the Insurer pursuant to the Policy, the Notes shall remain Outstanding for all purposes of the Indenture, not to be considered defeased or otherwise satisfied and not be considered paid by the Company, and the assignment and pledge of the Indenture and all covenants, agreements and other obligations of the Company to the Holders of the Notes shall continue to exist and shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such Holders to the extent of each such payment.

g) Insurance Policy Payment Procedures. As long as the Policy shall be in full force and effect, the Company and the Trustee agree to comply with the following:

(1) On all Interest Payment Dates the Trustee will determine whether there are sufficient funds to pay the principal of or interest on the Notes on such Interest Payment Date. If the Trustee determines that there are insufficient funds, the Trustee shall so notify the Insurer. Such notice shall specify the amount of the deficiency, the Notes to which such deficiency is applicable and whether such Notes are deficient as to principal or interest, or both. The Insurer will make payments of principal or interest due on the Notes on or before the first (1st) day next following the date on which the Insurer shall have received notice of Nonpayment (as defined in the Policy) from the Trustee.

(2) In the event of Nonpayment and notification thereof to the Insurer, the Trustee shall make available to the Insurer and, at the Insurer's direction, to The Bank of New York, in New York, New York, as insurance trustee for the Insurer or any successor insurance trustee (the "Insurance Trustee"), the registration books for the Notes maintained by the Trustee, if any, and all records maintained hereunder.

(3) The Trustee shall provide the Insurer and the Insurance Trustee with a list of the Holders of the Notes entitled to receive principal or interest payments from the Insurer under the terms of the Policy, and shall make arrangements with the Insurance Trustee (a) to mail checks or drafts to the Holders of Notes entitled to receive full or partial interest payments from the Insurer and (b) to pay principal upon the Notes surrendered to the Insurance Trustee by the Holders of the Notes entitled to receive full or partial principal payments from the Insurer.

(4) The Trustee shall, at the time it provides notice to the Insurer pursuant to clause (1) above, notify Holders of the Notes entitled to receive the payment of principal or interest thereon from the Insurer (a) as to the fact of such entitlement, (b) that the Insurer will remit to them all or a part of the interest payments next coming due upon proof of Holder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the Holder's right to payment, (c) that should they be entitled to receive full payment of principal from the Insurer, they must surrender their Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Notes to be registered in the name of the Insurer) for payment to the Insurance Trustee, and not the Trustee, and (d) that should they be entitled to receive partial payment of principal from the Insurer, they must surrender their Notes for payment thereon first to the Trustee, who shall note on such Notes the portion of the principal paid by the Trustee, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

(5) In the event that the Trustee has notice that any payment of principal of or interest on a Note which has become Due for Payment (as defined in the Policy) and which is made to a Holder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time the Insurer is notified pursuant to clause (1) above, notify all Holders of the Notes that in the event that any Holder's payment is so recovered, such Holder will be entitled to payment from the Insurer to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on the Notes which have been made by the Trustee and subsequently recovered from Holders and the dates on which such payments were made.

(6) In addition to those rights granted the Insurer under the Indenture and this Officers' Certificate, the Insurer shall, to the extent it makes payment of principal of or interest on the Notes, become subrogated to the rights of recipients of such payments in accordance with the terms of the Policy, and to evidence such subrogation (a) in the case of subrogation as to claims for past due interest, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Trustee upon receipt from the Insurer of proof of the payment of interest thereon to the Holders of the Notes, and (b) in the case of subrogation as to claims for past due principal, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Trustee upon surrender of the Notes by the Holders thereof together with proof of the payment of principal thereof.

i) Trustee. The Insurer shall receive prior written notice of any Trustee resignation. Notwithstanding any other provision of the Indenture or this Officers' Certificate, in determining whether the rights of the owners of the Notes will be adversely affected by any action taken pursuant to the terms and provisions hereof, the Trustee shall consider the effect on the Holders as if there were no Policy.

j) Third-Party Beneficiary. To the extent that the Indenture or this Officers' Certificate confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason hereof, the Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, the Insurer and the Holders of the Notes, any right, remedy or claim under or by reason hereof or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements herein by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, the Insurer and the Holders of the Notes. These special insurance provisions shall apply notwithstanding anything in the Indenture to the contrary, but only so long as the Policy shall be in full force and effect and the Insurer is not in default thereunder.

IN WITNESS WHEREOF, we have hereunto signed our names this 30th day of August, 2001.

WM. Michael Warren, Jr.

WM. Michael Warren, Jr

chairman and Chief Executive

Officer

G. C. Ketcham

G. C. KETCHAM

Executive Vice President, Chief

Financial Officer and Treasurer

EXHIBIT A

[FORM OF 6.25% NOTE DUE SEPTEMBER 1, 2016]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (the "Depositary"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of the various beneficial holders hereof as then certified to the Company by the Depositary or a successor depositary, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

This Security may be exchanged for certificated Securities registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (b) the Company elects to issue certificated Securities to beneficial owners (as certified to the Company by the Depositary or a successor depositary) of all 6.25% Notes due September 1, 2016 (the "Notes"), or (c) there shall have occurred an Event of Default with respect to the Notes.

No. __ CUSIP No. 010284 AH 0

ALABAMA GAS CORPORATION

6.25% Notes due September 1, 2016

Principal Amount: $____________________

Regular Record Date: 15th calendar day of the month prior to the Interest Payment Date

Original Issue Date: August 30, 2001

Stated Maturity Date: September 1, 2016

Interest Payment Date: 1st calendar day of each month beginning October 1, 2001

Interest Rate: 6.25% per annum

Authorized Denominations: $1,000 or any integral multiple thereof

Initial Redemption Date: September 1, 2004

_____________________________________________

Alabama Gas Corporation, a corporation duly organized and existing under the laws of the State of Alabama (herein called the "Company", which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________ Dollars ($__________) on the Stated Maturity Date specified above, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on the first calendar day of each month, commencing October 1, 2001, at the Interest Rate per annum specified above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity Date or on a Redemption Date or upon acceleration) shall, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest as specified above next preceding such Interest Payment Date, provided that any interest payable at the Stated Maturity Date or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than ten (10) nor more than fifteen (15) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities for this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date, any Redemption Date or the Stated Maturity Date shall not be a Business Day, payment of the amounts due on this Note on such date may be made on the next succeeding Business Day, as if each such payment were made on the date such payment were due, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, to such Business Day. A "Business Day" shall mean any day other than a Saturday, a Sunday, a day on which banking institutions and trust companies in the city in which is located any principal office or agency maintained for the payment of principal of or interest on this Note are authorized or required by law, regulation or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

Payment of the principal of, and interest on, this Note at the Stated Maturity Date or earlier redemption shall be paid by wire transfer in immediately available funds (except that payment on certificated notes shall be paid by check except in certain circumstances) upon surrender of the Notes at the Corporate Trust Office of the Trustee or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Note shall be paid by wire transfer in immediately available funds (except that payment on certificated notes shall be paid by check except in certain circumstances) to the Person entitled thereto as indicated in the Security Register. Payment of the principal of and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

Financial Guaranty Insurance Policy No. 18644BE (the "Policy") with respect to payments due for principal of and interest on this Note has been issued by Ambac Assurance Corporation (the "Insurer"). The Policy has been delivered to The Bank of New York, New York, New York, as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the Insurance Trustee and a copy thereof may be secured from the Insurer or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of the Insurer as more fully set forth in the Policy.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ________________________

ALABAMA GAS CORPORATION

By:___________________________

G. C. Ketcham

Executive Vice President, Chief Financial Officer and Treasurer

By:___________________________

Wm. Michael Warren, Jr.

Chairman of the Board and Chief Executive Officer

[Seal of ALABAMA GAS CORPORATION appears here]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated: _____________________

THE BANK OF NEW YORK,

as Trustee

By:________________________________

Authorized Officer

(Reverse Side of Note)

This Note is one of a duly authorized issue of Securities of the Company issued and issuable in one or more series under an Indenture, dated as of November 1, 1993 (such Indenture, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), of the Company to The Bank of New York (as successor to NationsBank of Georgia, National Association), as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Note is one of the series designated on the face hereof as 6.25% Notes due September 1, 2016 in the aggregate principal amount of $40,000,000. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Note at any time on or after September 1, 2004 at the option of the Company, without premium or penalty, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount being redeemed plus accrued but unpaid interest to the Redemption Date.

Notice of redemption shall be given by mail to Holders of Notes, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and interest on the Notes on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem the Notes.

In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default, or the Notes have been previously redeemed or otherwise repaid, the Company shall be obligated to redeem all or part of this Note, in integral multiples of $1,000 principal amount, upon the request of the representative of a deceased beneficial owner thereof; provided, however, that during the period from the Original Issue Date through and including August 31, 2002 (the "Initial Period"), and during any twelve-month period which ends on and includes each August 31 thereafter (each, a "Subsequent Period"), the Company will not be required to redeem (1) on behalf of a deceased beneficial owner, any interest in Notes that exceeds $25,000 principal amount, or (2) ownership interests in the Notes exceeding $800,000 in aggregate principal amount for all representatives so requesting redemption. A request for redemption may be presented to the participant through whom the deceased beneficial owner owned such interest in the Note at any time and in any principal amount. If the Company, although not obligated to do so, chooses to redeem interests in the Notes of this series in excess of the $25,000 limitation, such redemption, to the extent it exceeds the $25,000 limitation with respect to any deceased beneficial owner, shall not be included in the computation of the $800,000 aggregate limitation for such Initial Period or any Subsequent Period.

A request for redemption of Notes may be made by delivering a request to the participant through whom the deceased beneficial owner owned such interest in the Note, in form satisfactory to the participant, together with evidence of death and authority of the representative satisfactory to the participant, such waivers, notices or certificates as may be required under applicable state or federal law, and such other evidence of the right to redemption as the participant shall require. The redemption request shall specify the principal amount and maturity or maturities of the Notes to be redeemed, provided that this principal amount shall be in integral multiples of $1,000. The participant shall deliver the redemption request to the depositary, who shall in turn forward the request to the Trustee. Subject to the $25,000 limitation and the $800,000 aggregate limitation, the Company will redeem the interest of such deceased beneficial owner in the Notes within sixty (60) days following receipt by the Company of the redemption request from the Trustee. If redemption requests exceed the $800,000 aggregate limitation during the Initial Period or any Subsequent Period, then such excess redemption requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem the Notes.

The Company may at any time notify the Trustee that it will redeem, on a date not less than 30 days nor more than 60 days thereafter, all or any such principal amount of Notes for which redemption requests have been received but which are not then eligible for redemption by reason of the $25,000 individual limitation or the $800,000 aggregate limitation. Any Notes which are so redeemed shall be redeemed in the order of receipt of redemption requests by the Trustee.

The price to be paid by the Company for Notes to be redeemed pursuant to a redemption request will be one hundred percent (100%) of the principal amount thereof plus accrued but unpaid interest to the date of payment. Payment for interests in the Notes that are to be redeemed shall be made to the depositary upon presentation of Notes to the Trustee for redemption in the aggregate principal amount specified in the redemption request submitted to the Trustee by the depositary that are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Company other than by redemption at the option of any representative of a deceased beneficial owner shall not be included in the computation of either the $25,000 limitation or the $800,000 aggregate limitation for the Initial Period or any Subsequent Period.

An interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single beneficial owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a beneficial owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a beneficial owner of an interest in the notes will be deemed the death of the beneficial owner, regardless of the recordation of such interest on the records of the participant, if such rights can be established to the satisfaction of the participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a beneficial owner during such person's lifetime.

Any redemption request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the participant on behalf of such person(s) to the depositary and by the depositary to the Trustee not less than 30 days prior to payment thereof by the Company.

The Company may, at its option, purchase any Notes for which redemption requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation. Any such acquisition of Notes by the Company will not be included in the computation of the $25,000 individual limitation or the $800,000 aggregate limitation for the Initial Period or any Subsequent Period.

During such time or times as this Note is not represented by a global security and is issued in definitive form, all references in this Note to participants and the depositary, including the depositary's governing rules, regulations and procedures, shall be deemed deleted, all determinations which under this Note the participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the beneficial owner of the interest in this Note or is in fact deceased and whether the representative is duly authorized to request redemption on behalf of the applicable beneficial owner), all redemption requests, to be effective, shall be delivered by the representative to the trustee, with a copy to the Company, and shall be in the form of a redemption request (with appropriate changes to reflect the fact that such redemption request is being executed by a representative) and, in addition to all documents that are otherwise required to accompany a redemption request, shall be accompanied by this Note.

If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of and interest on the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture and the Insurance Agreement.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Notwithstanding any provisions of the Indenture to the contrary, the Insurer shall have the right to control and direct the enforcement of all rights and remedies of the Holders of the Notes, with the exception of the right of a representative of a deceased beneficial owner to request redemption of such owner's interest in the Note; provided, however, that the Insurer must not be in default under the terms of the Policy. No provision of the Indenture or the Officers' Certificate issued pursuant to Section 301 of the Indenture and dated August 30, 2001 with respect to the authorization of the Notes may be amended or modified by the Company in any manner affecting the rights of the Insurer without the prior written consent of the Insurer; provided, further, that in any instance in which the Indenture requires the consent of all or any percentage of the Holders of the Notes, the consent of the Insurer will also be required (so long as the Insurer is not in default under the terms of the Policy).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, in the coin or currency, and in the manner, prescribed herein and in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer or exchange of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer or exchange at the offices of The Bank of New York, Jacksonville, Florida or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees or to the Holder, as the case may be. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Notes of this series are issuable only in registered form, without coupons, in denominations of $1,000, and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like tenor and aggregate principal amount of Notes of this series, of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at the office or agency designated by the Company from time to time. The Company shall not be required to (a) issue, register the transfer of or exchange Notes of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Notes of this series called for redemption or (b) issue, register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or

other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Note of ALABAMA GAS CORPORATION and does hereby irrevocably constitute and appoint _____________________________, Attorney, to transfer said Note on the books of the above-mentioned Company, with full power of substitution in the premises.

Dated:________________

______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT 4.02

OFFICERS' CERTIFICATE

PURSUANT TO SECTION 301 OF THE INDENTURE

6.75% NOTES DUE SEPTEMBER 1, 2031

We, the undersigned Wm. Michael Warren, Jr. and G. C. Ketcham, Chairman and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer, respectively, of Alabama Gas Corporation (the "Company"), in accordance with Section 301 of the Indenture, dated as of November 1, 1993 (the "Indenture"), of the Company to The Bank of New York (as successor to NationsBank of Georgia, National Association), as trustee (the "Trustee"), and pursuant to the Board Resolution adopted by the Company's Board of Directors on June 23, 2001, do hereby establish a series of debt securities with the following terms and characteristics (capitalized terms used and not defined herein have the meanings specified in the Indenture, and the lettered clauses set forth below correspond to the lettered subsections of Section 301 of the Indenture):

(a) the title of the securities of such series shall be "6.75% Notes due September 1, 2031" (the "Notes");

(b) the aggregate principal amount of Notes which may currently be authenticated and delivered under the Indenture shall be limited to $35,000,000; the form of the Notes shall be in substantially the form attached hereto as Exhibit A which form is hereby authorized and approved;

(c) except as otherwise provided in the form of Note attached hereto with respect to payment at the Stated Maturity Date or any redemption thereof, interest on the Notes shall be payable to the Person or Persons in whose names the Notes are registered at the close of business on the Regular Record Date (as hereinafter defined) for such interest; any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Notes are registered at the close of business on a Special Record Date (as defined in the Indenture) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of the Notes not less than ten (10) nor more than fifteen (15) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture;

(d) the principal of the Notes shall be due and payable on September 1, 2031 (the "Stated Maturity Date"), unless redeemed or otherwise repaid prior to the Stated Maturity Date as provided herein;

(e) the Notes shall bear interest at a fixed rate of 6.75% per year; interest shall accrue on any Note from the Original Issue Date specified in such Note or the most recent date to which interest has been paid or duly provided for, or, if the authentication date of any Note is after any Regular Record Date but before the next succeeding Interest Payment Date, from the next succeeding Interest Payment Date; the Interest Payment Dates for the Notes shall be the first calendar day of each month, with an initial Interest Payment Date of October 1, 2001, and the Regular Record Dates with respect to the Interest Payment Dates shall be the fifteenth calendar day of the month preceding the month in which the applicable Interest Payment Date falls (whether or not a Business Day); and interest shall be calculated on the basis of a 360-day year of twelve 30-day months;

(f) the corporate trust office of The Bank of New York (as successor to NationsBank of Georgia, National Association) in the City of Jacksonville, State of Florida shall be the office or agency of the Company at which the principal of and interest on the Notes shall be payable, at which Notes may be surrendered for registration of transfer and exchange and at which notices and demands to or upon the Company with respect to the Notes and the Indenture may be served;

(g) the Notes shall be redeemable in whole or in part, without premium, from time to time, on or after September 1, 2006 upon not less than 30 nor more than 60 days prior written notice, at the option of the Company, at 100% of the principal amount being redeemed plus any accrued and unpaid interest to the Redemption Date; in the event of redemption of the Notes in part only, a new Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof;

(h) the Company shall be obligated to redeem all or part of any Note upon the request of the representative of a deceased beneficial owner as and to the extent provided therein;

(i) the Notes issued shall be issued in denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000;

(j) the Notes shall be issued in global form and the depositary for Notes issued in global form shall be The Depository Trust Company; interests in Notes issued in global form may not be exchanged, in whole or in part, for the individual securities represented thereby, except that (l) if the depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed within 90 days, the Company will issue individual certificated notes in exchange for global notes, (2) if the Company at any time and in its sole discretion determines not to have the Notes represented by one or more global notes, or (3) if there shall have occurred an Event of Default with respect to the Notes, the Company will issue individual certificated notes in exchange for the global notes; owners of beneficial interests in such global notes will not be considered the Holders thereof for any purpose under the Indenture, and no global note representing a Note shall be exchangeable, except for another global note of like denomination and tenor to be registered in the name of the depositary or its nominee or to a successor depositary or its nominee; the rights of Holders of such global notes shall be exercised only through the depositary;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) in addition to the Events of Default listed in the Indenture, the occurrence and continuance of an "event of default" under that certain Insurance Agreement dated as of August 30, 2001 between the Company and Ambac Assurance Corporation (the "Insurer"), as the same may be amended (the "Insurance Agreement"), shall also constitute an Event of Default with respect to the Notes; upon the occurrence and continuation of an "event of default" under the Insurance Agreement, the Insurer may take whatever action at law or in equity that may appear necessary or desirable, including, without limitation, giving notice to the Trustee of the occurrence of such "event of default", or legal action (1) for specific performance of any covenant made by the Company pursuant to the Insurance Agreement, (2) to the extent applicable, to collect the amounts then due and thereafter to become due under the Insurance Agreement, or (3) to enforce performance and observance of any obligation, agreement or covenant under the Insurance Agreement;

(q) not applicable;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of Securities; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange;

(t) if any Interest Payment Date, any Redemption Date or the Stated Maturity Date shall not be a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, to such Business Day;

(u)

i) Satisfaction and Discharge of the Notes:

As an additional condition to the Company satisfying and discharging the Notes pursuant to Section 701 of the Indenture, the Company shall have delivered to the Trustee an opinion of tax counsel that, based upon a change in federal income tax law after the date of issuance of the Notes or a ruling of the Internal Revenue Service, (a) the discharge of the Company's obligations with respect to the Notes will not result in the recognition of income, gain or loss for federal income tax purposes and (b) the Holders of the Notes will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case but for the discharge.

Upon receipt by the Trustee of money or Eligible Obligations, or both, in accordance with Section 701 of the Indenture, together with the documents required by clauses (x), (y) and (z) of such Section 701 and the opinion referred to in the above paragraph, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Note or Notes or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of the Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

ii) Special Insurance Provisions:

a) Consent. Unless otherwise provided herein, the Insurer's consent shall be required, in addition to any consent of the Holders for the following purposes: (1) execution and delivery of any supplemental indenture which effects an amendment, modification or change to the Notes or any amendment, supplement or change to or modification to the Insurer's rights hereunder; (2) removal of the Trustee and selection and appointment of any successor trustee; and (3) initiation or approval of any action that is not described in clause (1) or (2) above but which requires the consent of the Holders of the Notes under the Indenture. Except as prohibited under the Indenture, any provision of this Officers' Certificate expressly recognizing or granting rights in or to the Insurer may not be amended in any manner which affects the rights of the Insurer hereunder without the prior written consent of the Insurer.

b) Reorganization or Insolvency. In the event of any reorganization or liquidation of the Company, the Insurer shall have the right to vote on behalf of all Holders of the Notes absent default by the Insurer under the financial guaranty insurance policy issued by the Insurer insuring the payment when due of the principal of and interest on the Notes (the "Policy").

c) Events of Default and Remedies. Subject to Section 107 of the Indenture, upon the occurrence and continuance of an Event of Default under the Notes, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders or the Trustee for the benefit of the Holders under this Officers' Certificate or under the Indenture, including, without limitation: (1) the right to accelerate the principal of the Notes as provided in Section 802 of the Indenture, and (2) the right to annul any declaration of acceleration, and the Insurer shall also be entitled to approve all waivers of Events of Default; provided, however, that the obligations of the Trustee to comply with any such direction shall be subject to the Insurer's compliance with the conditions set forth in Sections 812 and 903(e) of the Indenture (as if references in those Sections to Holders were references to the Insurer) and the protections provided to the Trustee by Section 901(c)(3) of the Indenture shall be applicable with respect to any direction from the Insurer given pursuant hereto (as if references in said Sections to Holders were references to the Insurer).

d) Notice. While the Policy is in effect, the Company or the Trustee shall furnish to the Insurer (to the attention of the Surveillance Department, unless otherwise indicated):

(1) as soon as practicable after the filing thereof, a copy of any financial statement of the Company and a copy of any audit and annual report of the Company;

(2) such additional information as the Insurer may reasonably request;

(3) a copy of any notice to be given to the Holders of the Notes, including, without limitation, notice of any redemption of or defeasance of the Notes, and any certificate rendered pursuant to this Officers' Certificate or the Indenture relating to the security for the Notes;

and to the attention of the General Counsel's Office:

(1) notice of any failure of the Company to provide relevant notices or certificates relative to the Notes;

(2) notwithstanding any other provision herein, notice if at any time there are insufficient moneys to make any payments of principal and/or interest as required and immediately upon the occurrence of any Event of Default under the Notes.

e) Disclosure and Access. The Company will permit the Insurer to discuss the affairs, finances and accounts of the Company or any information the Insurer may reasonably request regarding the security for the Notes with appropriate officers of the Company and may have access to and make copies of all books and records relating to the Notes at any reasonable time; provided, however, that neither the Insurer nor its employees or agents shall directly or indirectly disclose to any third party or use any such information, books or records for any purpose other than determining the security of the Notes.

f) Application of the Term "Outstanding". In the event that the principal and/or interest due on the Notes shall be paid by the Insurer pursuant to the Policy, the Notes shall remain Outstanding for all purposes of the Indenture, not to be considered defeased or otherwise satisfied and not be considered paid by the Company, and the assignment and pledge of the Indenture and all covenants, agreements and other obligations of the Company to the Holders of the Notes shall continue to exist and shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such Holders to the extent of each such payment.

g) Insurance Policy Payment Procedures. As long as the Policy shall be in full force and effect, the Company and the Trustee agree to comply with the following:

(1) On all Interest Payment Dates the Trustee will determine whether there are sufficient funds to pay the principal of or interest on the Notes on such Interest Payment Date. If the Trustee determines that there are insufficient funds, the Trustee shall so notify the Insurer. Such notice shall specify the amount of the deficiency, the Notes to which such deficiency is applicable and whether such Notes are deficient as to principal or interest, or both. The Insurer will make payments of principal or interest due on the Notes on or before the first (1st) day next following the date on which the Insurer shall have received notice of Nonpayment (as defined in the Policy) from the Trustee.

(2) In the event of Nonpayment and notification thereof to the Insurer, the Trustee shall make available to the Insurer and, at the Insurer's direction, to The Bank of New York, in New York, New York, as insurance trustee for the Insurer or any successor insurance trustee (the "Insurance Trustee"), the registration books for the Notes maintained by the Trustee, if any, and all records maintained hereunder.

(3) The Trustee shall provide the Insurer and the Insurance Trustee with a list of the Holders of the Notes entitled to receive principal or interest payments from the Insurer under the terms of the Policy, and shall make arrangements with the Insurance Trustee (a) to mail checks or drafts to the Holders of Notes entitled to receive full or partial interest payments from the Insurer and (b) to pay principal upon the Notes surrendered to the Insurance Trustee by the Holders of the Notes entitled to receive full or partial principal payments from the Insurer.

(4) The Trustee shall, at the time it provides notice to the Insurer pursuant to clause (1) above, notify Holders of the Notes entitled to receive the payment of principal or interest thereon from the Insurer (a) as to the fact of such entitlement, (b) that the Insurer will remit to them all or a part of the interest payments next coming due upon proof of Holder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the Holder's right to payment, (c) that should they be entitled to receive full payment of principal from the Insurer, they must surrender their Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Notes to be registered in the name of the Insurer) for payment to the Insurance Trustee, and not the Trustee, and (d) that should they be entitled to receive partial payment of principal from the Insurer, they must surrender their Notes for payment thereon first to the Trustee, who shall note on such Notes the portion of the principal paid by the Trustee, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

(5) In the event that the Trustee has notice that any payment of principal of or interest on a Note which has become Due for Payment (as defined in the Policy) and which is made to a Holder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction, the Trustee shall, at the time the Insurer is notified pursuant to clause (1) above, notify all Holders of the Notes that in the event that any Holder's payment is so recovered, such Holder will be entitled to payment from the Insurer to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on the Notes which have been made by the Trustee and subsequently recovered from Holders and the dates on which such payments were made.

(6) In addition to those rights granted the Insurer under the Indenture and this Officers' Certificate, the Insurer shall, to the extent it makes payment of principal of or interest on the Notes, become subrogated to the rights of recipients of such payments in accordance with the terms of the Policy, and to evidence such subrogation (a) in the case of subrogation as to claims for past due interest, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Trustee upon receipt from the Insurer of proof of the payment of interest thereon to the Holders of the Notes, and (b) in the case of subrogation as to claims for past due principal, the Trustee shall note the Insurer's rights as subrogee on the registration books of the Company maintained by the Trustee upon surrender of the Notes by the Holders thereof together with proof of the payment of principal thereof.

h) Trustee. The Insurer shall receive prior written notice of any Trustee resignation. Notwithstanding any other provision of the Indenture or this Officers' Certificate, in determining whether the rights of the owners of the Notes will be adversely affected by any action taken pursuant to the terms and provisions hereof, the Trustee shall consider the effect on the Holders as if there were no Policy.

i) Third-Party Beneficiary. To the extent that the Indenture or this Officers' Certificate confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason hereof, the Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

Nothing herein expressed or implied is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, the Insurer and the Holders of the Notes, any right, remedy or claim under or by reason hereof or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements herein by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, the Insurer and the Holders of the Notes. These special insurance provisions shall apply notwithstanding anything in the Indenture to the contrary, but only so long as the Policy shall be in full force and effect and the Insurer is not in default thereunder.

IN WITNESS WHEREOF, we have hereunto signed our names this 30th day of August, 2001.

Wm. Michael Warren, Jr.

Wm. Michael Warren, Jr.

Chairman and Chief Executive

Officer

G. C. Ketcham

G. C. Ketcham

Executive Vice President, Chief

Financial Officer and Treasurer

EXHIBIT A

[FORM OF 6.75% NOTE DUE SEPTEMBER 1, 2031]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (the "Depositary"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until this Security is exchanged in whole or in part for certificated Securities registered in the names of the various beneficial holders hereof as then certified to the Company by the Depositary or a successor depositary, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

This Security may be exchanged for certificated Securities registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days, (b) the Company elects to issue certificated Securities to beneficial owners (as certified to the Company by the Depositary or a successor depositary) of all 6.75% Notes due September 1, 2031 (the "Notes"), or (c) there shall have occurred an Event of Default with respect to the Notes.

No. __ CUSIP No. 010284 AJ 6

ALABAMA GAS CORPORATION

6.75% Notes due September 1, 2031

Principal Amount: $____________________

Regular Record Date: 15th calendar day of the month prior to the Interest Payment Date

Original Issue Date: August 30, 2001

Stated Maturity Date: September 1, 2031

Interest Payment Date: 1st calendar day of each month beginning October 1, 2001

Interest Rate: 6.75% per annum

Authorized Denominations: $1,000 or any integral multiple thereof

Initial Redemption Date: September 1, 2006

_____________________________________________

Alabama Gas Corporation, a corporation duly organized and existing under the laws of the State of Alabama (herein called the "Company", which term includes any successor corporation under the Indenture referred to hereinafter), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _________________ Dollars ($__________) on the Stated Maturity Date specified above, and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on the first calendar day of each month, commencing October 1, 2001, at the Interest Rate per annum specified above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity Date or on a Redemption Date or upon acceleration) shall, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest as specified above next preceding such Interest Payment Date, provided that any interest payable at the Stated Maturity Date or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than ten (10) nor more than fifteen (15) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities for this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date, any Redemption Date or the Stated Maturity Date shall not be a Business Day, payment of the amounts due on this Note on such date may be made on the next succeeding Business Day, as if each such payment were made on the date such payment were due, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, to such Business Day. A "Business Day" shall mean any day other than a Saturday, a Sunday, a day on which banking institutions and trust companies in the city in which is located any principal office or agency maintained for the payment of principal of or interest on this Note are authorized or required by law, regulation or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

Payment of the principal of, and interest on, this Note at the Stated Maturity Date or earlier redemption shall be paid by wire transfer in immediately available funds (except that payment on certificated notes shall be paid by check except in certain circumstances) upon surrender of the Notes at the Corporate Trust Office of the Trustee or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Note shall be paid by wire transfer in immediately available funds (except that payment on certificated notes shall be paid by check except in certain circumstances) to the Person entitled thereto as indicated in the Security Register. Payment of the principal of and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

Financial Guaranty Insurance Policy No. 18644BE (the "Policy") with respect to payments due for principal of and interest on this Note has been issued by Ambac Assurance Corporation (the "Insurer"). The Policy has been delivered to The Bank of New York, New York, New York, as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the Insurance Trustee and a copy thereof may be secured from the Insurer or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of the Insurer as more fully set forth in the Policy.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ________________________

ALABAMA GAS CORPORATION

By:___________________________

G. C. Ketcham

Executive Vice President, Chief Financial Officer and Treasurer

By:___________________________

Wm. Michael Warren, Jr.

Chairman of the Board and Chief Executive Officer

[Seal of ALABAMA GAS CORPORATION appears here]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated: _____________________

THE BANK OF NEW YORK,

as Trustee

By:________________________________

Authorized Officer

(Reverse Side of Note)

This Note is one of a duly authorized issue of Securities of the Company issued and issuable in one or more series under an Indenture, dated as of November 1, 1993 (such Indenture, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), of the Company to The Bank of New York (as successor to NationsBank of Georgia, National Association), as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Note is one of the series designated on the face hereof as 6.75% Notes due September 1, 2031 in the aggregate principal amount of $35,000,000. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Note at any time on or after September 1, 2006 at the option of the Company, without premium or penalty, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount being redeemed plus accrued but unpaid interest to the Redemption Date.

Notice of redemption shall be given by mail to Holders of Notes, not less than 30 days nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the Trustee of money sufficient to pay the principal of and interest on the Notes on or prior to the date fixed for such redemption; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem the Notes.

In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Unless the Notes have been declared due and payable prior to their maturity by reason of an Event of Default, or the Notes have been previously redeemed or otherwise repaid, the Company shall be obligated to redeem all or part of this Note, in integral multiples of $1,000 principal amount, upon the request of the representative of a deceased beneficial owner thereof; provided, however, that during the period from the Original Issue Date through and including August 31, 2002 (the "Initial Period"), and during any twelve-month period which ends on and includes each August 31 thereafter (each, a "Subsequent Period"), the Company will not be required to redeem (1) on behalf of a deceased beneficial owner, any interest in Notes that exceeds $25,000 principal amount, or (2) ownership interests in the Notes exceeding $700,000 in aggregate principal amount for all representatives so requesting redemption. A request for redemption may be presented to the participant through whom the deceased beneficial owner owned such interest in the Note at any time and in any principal amount. If the Company, although not obligated to do so, chooses to redeem interests in the Notes of this series in excess of the $25,000 limitation, such redemption, to the extent it exceeds the $25,000 limitation with respect to any deceased beneficial owner, shall not be included in the computation of the $700,000 aggregate limitation for such Initial Period or any Subsequent Period.

A request for redemption of Notes may be made by delivering a request to the participant through whom the deceased beneficial owner owned such interest in the Note, in form satisfactory to the participant, together with evidence of death and authority of the representative satisfactory to the participant, such waivers, notices or certificates as may be required under applicable state or federal law, and such other evidence of the right to redemption as the participant shall require. The redemption request shall specify the principal amount and maturity or maturities of the Notes to be redeemed, provided that this principal amount shall be in integral multiples of $1,000. The participant shall deliver the redemption request to the depositary, who shall in turn forward the request to the Trustee. Subject to the $25,000 limitation and the $700,000 aggregate limitation, the Company will redeem the interest of such deceased beneficial owner in the Notes within sixty (60) days following receipt by the Company of the redemption request from the Trustee. If redemption requests exceed the $700,000 aggregate limitation during the Initial Period or any Subsequent Period, then such excess redemption requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem the Notes.

The Company may at any time notify the Trustee that it will redeem, on a date not less than 30 days nor more than 60 days thereafter, all or any such principal amount of Notes for which redemption requests have been received but which are not then eligible for redemption by reason of the $25,000 individual limitation or the $700,000 aggregate limitation. Any Notes which are so redeemed shall be redeemed in the order of receipt of redemption requests by the Trustee.

The price to be paid by the Company for Notes to be redeemed pursuant to a redemption request will be one hundred percent (100%) of the principal amount thereof plus accrued but unpaid interest to the date of payment. Payment for interests in the Notes that are to be redeemed shall be made to the depositary upon presentation of Notes to the Trustee for redemption in the aggregate principal amount specified in the redemption request submitted to the Trustee by the depositary that are to be fulfilled in connection with such payment. The principal amount of any Notes acquired or redeemed by the Company other than by redemption at the option of any representative of a deceased beneficial owner shall not be included in the computation of either the $25,000 limitation or the $700,000 aggregate limitation for the Initial Period or any Subsequent Period.

An interest in a Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single beneficial owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a beneficial owner. The death of a person who, during his lifetime, was entitled to substantially all of the rights of a beneficial owner of an interest in the notes will be deemed the death of the beneficial owner, regardless of the recordation of such interest on the records of the participant, if such rights can be established to the satisfaction of the participant. Such interests shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a beneficial owner during such person's lifetime.

Any redemption request may be withdrawn by the person(s) presenting the same upon delivery of a written request for such withdrawal given by the participant on behalf of such person(s) to the depositary and by the depositary to the Trustee not less than 30 days prior to payment thereof by the Company.

The Company may, at its option, purchase any Notes for which redemption requests have been received in lieu of redeeming such Notes. Any Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation. Any such acquisition of Notes by the Company will not be included in the computation of the $25,000 individual limitation or the $700,000 aggregate limitation for the Initial Period or any Subsequent Period.

During such time or times as this Note is not represented by a global security and is issued in definitive form, all references in this Note to participants and the depositary, including the depositary's governing rules, regulations and procedures, shall be deemed deleted, all determinations which under this Note the participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the beneficial owner of the interest in this Note or is in fact deceased and whether the representative is duly authorized to request redemption on behalf of the applicable beneficial owner), all redemption requests, to be effective, shall be delivered by the representative to the trustee, with a copy to the Company, and shall be in the form of a redemption request (with appropriate changes to reflect the fact that such redemption request is being executed by a representative) and, in addition to all documents that are otherwise required to accompany a redemption request, shall be accompanied by this Note.

If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of and interest on the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture and the Insurance Agreement.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Notwithstanding any provisions of the Indenture to the contrary, the Insurer shall have the right to control and direct the enforcement of all rights and remedies of the Holders of the Notes, with the exception of the right of a representative of a deceased beneficial owner to request redemption of such owner's interest in the Note; provided, however, that the Insurer must not be in default under the terms of the Policy. No provision of the Indenture or the Officers' Certificate issued pursuant to Section 301 of the Indenture and dated August 30, 2001 with respect to the authorization of the Notes may be amended or modified by the Company in any manner affecting the rights of the Insurer without the prior written consent of the Insurer; provided, further, that in any instance in which the Indenture requires the consent of all or any percentage of the Holders of the Notes, the consent of the Insurer will also be required (so long as the Insurer is not in default under the terms of the Policy).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, in the coin or currency, and in the manner, prescribed herein and in the Indenture.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer or exchange of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer or exchange at the offices of The Bank of New York, Jacksonville, Florida or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees or to the Holder, as the case may be. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Notes of this series are issuable only in registered form, without coupons, in denominations of $1,000, and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like tenor and aggregate principal amount of Notes of this series, of any authorized denominations, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at the office or agency designated by the Company from time to time. The Company shall not be required to (a) issue, register the transfer of or exchange Notes of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Notes of this series called for redemption or (b) issue, register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or

other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Note of ALABAMA GAS CORPORATION and does hereby irrevocably constitute and appoint _____________________________, Attorney, to transfer said Note on the books of the above-mentioned Company, with full power of substitution in the premises.

Dated:________________

______________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatsoever.